Commitments and contingencies	12 Months Ended
Dec. 31, 2019
Commitments and contingencies
Commitments and contingencies

22.         Commitments and contingencies

Other commitments

As of December 31, 2019, the Group had outstanding commitments with respect to non-cancellable construction contracts for real estate development and land use rights purchases as follows:

Amount
US$
2020	559,280,163
2021	662,777,841
2022	116,494,755
2023	28,682,333
2024 and thereafter	4,829,879

Total	1,372,064,971

Contingencies

As of December 31, 2019, the Group provided guarantees of US$2,617,194,854 (2018: US$1,988,632,540), in favor of its customers in respect of mortgage loans granted by banks to such customers for their purchases of the Group’s properties where the underlying real estate ownership certificates can only be provided to the banks on a time delay manner due to administrative procedures in the PRC. Pursuant to the terms of the guarantees, upon default in mortgage payments by these purchasers, the Group is responsible to repay the outstanding mortgage principal together with the accrued interest and penalty owed by the defaulted purchasers to the bank and the Group is entitled to take over the legal titles and possession of the related properties. The Group’s guarantee period starts from the date of grant of the relevant mortgage loan and ends upon issuance of real estate ownership certificate which will generally be available within six to twelve months after the purchaser takes possession of the relevant property. The Group paid US$788,644,  US$1,659,652, and US$1,782,038 to satisfy guarantee obligations related to customer defaults for the years ended December 2017, 2018 and 2019, respectively.

The fair value of the guarantees is not significantly different than the net realizable value of the properties and management considers that in case of default in payments, the net realizable value of the related properties can cover the repayment of the outstanding mortgage principal together with the accrued interest and penalty and therefore no provision has been made for the guarantees.

At December 31, 2019, the Group provided financial guarantees for bank loans of two of its equity method investees. The Group could incur losses in the event of defaults under or foreclosure of these loans and its maximum exposure to credit losses is US$202,115,765 (2018: US$280,189,999). The fair value of the guarantees is not significant and the Group considers that in case of default in payments, the net realizable value of the related properties can cover the repayment of the outstanding bank loans together with the accrued interest and penalty and therefore, no provision has been made for the guarantees in the consolidated financial statements.

In May 2019, an authorized entity of local government (the “Government Entity”) sued Beijing Huiju, the original controlling and existing shareholder of one of the Group’s equity method investee, Qingdao Huiju, for disputes in construction contract entered into between the Government Entity and Beijing Huiju. The Government Entity also claimed that Qingdao Huiju is jointly liable for the aforementioned construction contract and a commitment letter issued by Beijing Huiju, and sued both Beijing Huiju and Qingdao Huiju to be jointly and severally liable to a liquidated damage of US$230.9 million stipulated in the commitment letter. Qingdao Huiju received the local court verdict of the first instance in April 2020 which held that Qingdao Huiju shall be jointly and severally liable to the liquidated damages of US$ 230.9 million, and court cost of US$1,167,369. Qingdao Huiju appealed to the verdict in April, 2020. Management believes that the Government Entity’s claims against Qingdao Huiju are without merit and intends to contest vigorously against such claims because the commitment letter was unilaterally issued by Beijing Huiju without any signature or confirmation by Qingdao Huiju. At this stage of the appeal proceedings, Qingdao Huiju cannot predict the outcome of this lawsuit or a judgment against Qingdao Huiju, whether in whole or in part, may result in a loss, if any. An estimate for the reasonably possible loss or a range of reasonably possible losses cannot be made at this time.

In December 2016, 421 Kent Development LLC (“421 Kent”), the property company for the Group’s Oosten project, terminated its contract with its general contractor. The general contractor and various subcontractors have filed lawsuits against 421 Kent and the Company for approximately US$22.0 million, in aggregate, plus punitive damages. In addition, the general contractor filed mechanic’s liens against 421 Kent and the Company for approximately US$8.0 million. 421 Kent has answered the claims and believes the contractors’ claims and liens are without merit and intends to contest vigorously such claims. At this stage of the proceedings, 421 Kent cannot predict the outcome of this lawsuit or a judgment against 421 Kent, whether in whole or in part, may result in a loss, if any. An estimate for the reasonably possible loss or a range of reasonably possible losses cannot be made at this time.

In May 2015, XIN Development Management East, LLC ("XDME") filed an arbitration claim for not less than US$10.0 million which was subsequently reduced for the purpose of a prior mediation to US$8 million against Wanks Adams Slavin Associates LLP ("WASA"), the design company for the Group's Oosten project. WASA has asserted a total of approximately US$2.0 million in counterclaims. XDME believes WASA's counterclaims are without merit and intends to contest vigorously such claims. On November 26, 2018, XDME reconciled with the design company WASA and settled the claim.